# Simmons First National Corporation

NASDAQ-GS: SFNC

# Acquisition of Delta Trust & Banking Corporation

**March 24, 2014**

DELTA TRUST
Delta Trust & Bank
Since 1910
MEMBER FDIC

# Forward-Looking Statement

Statements contained in this presentation that are not historical facts should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Forward looking statements regarding the Delta Trust & Banking Corporation acquisition are based on currently available information. Actual results could differ materially after the consummation of this acquisition. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

# Strategic Acquisition

**Financially Attractive**

- High Single-digit EPS accretion
- Internal rate of 22%
- Accretive to tangible book value in ~3.5 years
- Pro forma total assets of $4.8 billion

**Low Risk Profile**

- In-market transition
- Familiar customer base
- Comprehensive due diligence process
- Strong pro forma capital ratios

**Strategic Value**

- Expands market share in Little Rock
- Leverages Metropolitan acquisition
- Attractive market demographics
- Trust business of ~$813 million (Total Trust Assets)

# Transaction Overview

| | |
|---|---|
| **Structure** | Simmons First to acquire 100% of Delta Trust & Banking Corporation's (Delta Trust) stock. Delta Trust and Bank will be merged into the lead bank (Simmons First National Bank). |
| **Purchase Price** | $66 million *based on SFNC's closing price on 3/21/14*<br>(Combination of stock and up to approximately $10 million in cash) |
| **Required Approval** | - Customary regulatory approval<br>- Delta Trust Shareholders |
| **Expected Closing** | 3rd Quarter 2014 |

# Key Transaction Assumptions

| | |
|---|---|
| **Cost Savings** | **35%** of Delta Trust's core non-interest expense<br>• ~$5.4 million pre-tax<br>• 100% phased in 2015 |
| **One-time Merger Related Cost** | ~$4.0 million pre-tax |
| **Loan Mark** | **$13.8 million or 4.3% of loans**<br>• 176% of Nonperforming Loans (includes TDRs) as of Q4 2013 |
| **OREO Mark** | $0.8 million or 45% |
| **Other Marks** | $1.0 million combined to Fixed Assets, Other Assets, and FHLB Borrowings |
| **Operation** | Delta Trust will be merged into Simmons First National Bank |
| **System Conversion** | Expected in October 2014 |

# Financial Impact

- **Meaningful EPS Accretion:**
  - **2015:** **~7%** *(first full year post conversion)*
  - **Thereafter: ~7%**

- **Internal Rate of Return ~22%**

- **Estimated TBV Impact:**
  - Earn back period ~3.5 years

- **Pro Forma Capital:**

| | |
|---|---|
| – TCE / TA | 7.3% |
| – Tier 1 Leverage Ratio | 8.1% |
| – Tier 1 Risk-Based Capital Ratio | 12.7% |
| – Total Risk-Based Capital Ratio | 13.6% |

# Delta T&B Highlights

**Financial Highlights:**

- Assets - $431 million
- Loans - $319 million
- Deposits - $376 million
  - Demand deposits of 18%
- Equity - $41 million

DELTA TRUST
Delta Trust & Bank
Since 1910
MEMBER FDIC

**Franchise Highlights:**

- Strong demographics
- Ability to cross-sell SFNC products
- Familiar customer base and markets
- Branches – 9 *(Central , Northwest and Southeast Arkansas)*
  - Headquarters in Little Rock, AR
  - #12 Market Share in Little Rock MSA
- More than 100 years of operation in Arkansas

# Delta T&B Non-Interest Income

## Fee Businesses

- Strong Trust Department
- Investment broker-dealer
- Enhanced Mortgage Lending
- Addition of Insurance business
- Great complement to SFNC's current commercial business in Central & Northwest Arkansas

**Non-Interest Income / Avg Assets**



2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
1.75%
1.75%
1.54%
1.48%
1.66%
0.78%
0.75%
0.69%
0.68%
0.67%
2009
2010
2011
2012
2013
Delta
$500M - $1B Arkansas Banks

Note: Peers include private banks headquartered in Arkansas with $500 million to $1 billion in assets; non-interest income excludes gains / losses on OREO and other assets
Source: SNL Financial

# Enhanced Fee Income

## Trust Assets (1)

| 2013 Rank | Bank | 2013 Total Trust Assets (000's) |
|---|---|---|
| | **Pro Forma** | **3,521,267** |
| 1 | Arvest Bank | 2,972,697 |
| **2** | **Simmons First** | **2,708,035** |
| 3 | Bank of the Ozarks | 1,482,207 |
| **4** | **Delta Trust & Bank** | **813,232** |
| 5 | First Security Bank | 731,146 |

- **2013 Trust Income**
  - SFNC $5.7 million
  - Delta Trust $1.8 million
- **Profit margin ~ 23%**
- **One back-office**

## AR Mortgage Originations (2)

| 2012 Rank | Company | 2012 Funded Loans (000's) |
|---|---|---|
| 1 | Arvest Bank | 1,585,121 |
| 2 | Wells Fargo | 772,908 |
| | **Pro Forma** | **634,436** |
| 3 | Home BancShares | 532,505 |
| 4 | IBERIABANK | 522,226 |
| **5** | **Simmons First** | **517,772** |
| 6 | U.S. Bancorp | 366,904 |
| 7 | First Security | 350,813 |
| 8 | Rock Holdings | 334,591 |
| 9 | OZRK\Summit | 327,767 |
| 10 | JP Morgan | 327,079 |
| **21** | **Delta Trust & Bank** | **116,664** |

Source: SNL Financial

(1) Arkansas based financial institutions as of 12/31/13

(2) Mortgage origination Arkansas market share for 2012 (2013 data not available)

# Strong Demographics

**5 Year Population Growth %**
*(2013 – 2018)*


4.00%
3.00%
2.00%
1.00%
0.00%
2.47%
2.78%
3.45%
2.50%
SFNC
Delta
Arkansas
Pro Forma

**Projected Median Household Income $**
*(2018)*


55,000
50,000
45,000
40,000
35,000
30,000
47,280
49,564
46,255
47,491
SFNC
Delta
Arkansas
Pro Forma

Source: SNL Financial

# Little Rock MSA Expansion

| Rank | Bank | Branches | Deposits ($000s) | Market Share (%) |
|---|---|---|---|---|
| 1 | Bank of America Corp. | 14 | 2,491,133 | 17.57 |
| 2 | Regions Financial Corp. | 34 | 2,121,909 | 14.97 |
| 3 | Home BancShares Inc. | 39 | 1,398,051 | 9.86 |
| 4 | First Security Bancorp | 28 | 1,299,693 | 9.17 |
| | **Pro Forma** | **31** | **1,270,665** | **8.96** |
| 5 | Bank of the Ozarks Inc. | 36 | 1,125,714 | 7.94 |
| 6 | Arvest Bank Group Inc. | 28 | 1,087,269 | 7.67 |
| **7** | **Simmons First National Corp.** | **28** | **1,014,845** | **7.16** |
| **12** | **Delta Trust & Banking Corp.** | **3** | **255,820** | **1.80** |
| | **Market Totals** | **340** | **14,178,334** | **100.00** |



Little Rock
Jacksonville
Sherwood
Mayflower
Vilonia
Ward
Shannon Hills
Bryant
Benton
Congo
Haskell
Redfield
England
Gifford

SFNC Branches
Delta Branches

**9 out of 10 top employers in Arkansas are headquartered in the Little Rock MSA**

**Source:** SNL Financial and Company documents
Deposit data as of June 30, 2013

# Northwest Arkansas Expansion

| Rank | Bank | Branches | Deposits ($000s) | Market Share (%) |
|---|---|---|---|---|
| 1 | Arvest Bank Group Inc. | 51 | 3,926,608 | 47.44 |
| 2 | First Security Bancorp | 17 | 680,361 | 8.22 |
| | **Pro Forma** | **12** | **310,041** | **3.74** |
| 3 | Bank of America Corp. | 7 | 305,633 | 3.69 |
| 4 | White River Bancshares Co. | 3 | 287,803 | 3.48 |
| 5 | Bankshares of Fayetteville Inc | 8 | 283,181 | 3.42 |
| **6** | **Simmons First National Corp.** | **10** | **273,377** | **3.30** |
| **24** | **Delta Trust & Banking Corp.** | **2** | **36,664** | **0.44** |
| | **Market Totals** | **207** | **8,277,239** | **100.00** |



Bella Vista
Pea Ridge
Gravette
Brightwater
Centerton
Bentonville
Decatur
Gentry
Lowell
Siloam Springs
Springdale
Harmon
Fayetteville
Prairie Grove
Elkins
SFNC Branches
Delta Branches

**Source:** SNL Financial and Company documents
Deposit data as of June 30, 2013

# Arkansas Deposit Market Share

| Rank | Bank | Branches | Deposits ($000s) | Market Share (%) |
|---|---|---|---|---|
| 1 | Arvest Bank Group Inc. | 120 | 6,360,880 | 12.00 |
| 2 | Regions Financial Corp. | 97 | 4,188,718 | 7.90 |
| 3 | Home BancShares Inc. | 95 | 3,826,148 | 7.22 |
| | **Pro Forma** | **95** | **3,754,122** | **7.09** |
| **4** | **Simmons First National Corp.** | **86** | **3,385,582** | **6.39** |
| 5 | First Security Bancorp | 74 | 3,342,732 | 6.31 |
| 6 | Bank of America Corp. | 25 | 2,977,661 | 5.62 |
| 7 | Bank of the Ozarks Inc. | 92 | 2,654,250 | 5.01 |
| 8 | BancorpSouth Inc. | 53 | 1,733,083 | 3.27 |
| 9 | First Bank Corp | 24 | 1,180,082 | 2.23 |
| 10 | First Federal Bancshares of AR | 44 | 1,101,650 | 2.08 |
| **27** | **Delta Trust & Banking Corp.** | **9** | **368,540** | **0.70** |

**Source:** SNL Financial and Company documents
Deposit data as of June 30, 2013

# Pro Forma Loan Composition

## SFNC


8.8%
23.8%
4.5%
12.4%
18.2%
9.6%
22.7%

| Loans ($000) | | |
|---|---|---|
| Construction & Land | $211,565 | 8.8% |
| 1-4 Family | 573,843 | 23.8% |
| Multi-Family | 109,608 | 4.5% |
| CRE - Owner-Occupied | 299,685 | 12.4% |
| CRE - Income Producing | 439,477 | 18.2% |
| C&I | 231,651 | 9.6% |
| Consumer & Other | 548,600 | 22.7% |
| Total | $2,414,429 | 100.0% |

| Yield on Total Loans: | 7.16% |
|---|---|

## Delta Trust


4.0%
7.0%
22.6%
6.9%
16.2%
29.7%
13.5%

| Loans ($000) | | |
|---|---|---|
| Construction & Land | $22,450 | 7.0% |
| 1-4 Family | 72,344 | 22.6% |
| Multi-Family | 21,905 | 6.9% |
| CRE - Owner-Occupied | 51,885 | 16.2% |
| CRE - Income Producing | 95,034 | 29.7% |
| C&I | 43,234 | 13.5% |
| Consumer & Other | 12,633 | 4.0% |
| Total | $319,485 | 100.0% |

| Yield on Total Loans: | 5.37% |
|---|---|

## Pro Forma[1]


8.6%
23.6%
4.8%
12.9%
19.6%
10.1%
20.5%

| Loans ($000) | | |
|---|---|---|
| Construction & Land | $234,015 | 8.6% |
| 1-4 Family | 646,187 | 23.6% |
| Multi-Family | 131,513 | 4.8% |
| CRE - Owner-Occupied | 351,570 | 12.9% |
| CRE - Income Producing | 534,511 | 19.6% |
| C&I | 274,885 | 10.1% |
| Consumer & Other | 561,233 | 20.5% |
| Total | $2,733,914 | 100.0% |

| Yield on Total Loans | 6.95% |
|---|---|

(1) Excludes purchase accounting adjustments
Source: SNL Financial
Note: Data as of December 31, 2013

# Pro Forma Deposit Composition

## SFNC



13.7%
19.4%
16.5%
15.0%
35.4%

| Deposits ($000) | | |
|---|---|---|
| Demand Deposits | $717,107 | 19.4% |
| NOW & Other | 553,400 | 15.0% |
| MMDA & Savings | 1,310,549 | 35.4% |
| Retail CDs | 611,729 | 16.5% |
| Jumbo CDs | 504,782 | 13.7% |
| Total Deposits | $3,697,567 | 100.0% |

| Cost of Total Deposits: | 0.26% |
|---|---|

## Delta Trust



8.7%
17.9%
21.6%
20.9%
30.9%

| Deposits ($000) | | |
|---|---|---|
| Demand Deposits | $67,507 | 17.9% |
| NOW & Other | 78,811 | 20.9% |
| MMDA & Savings | 116,392 | 30.9% |
| Retail CDs | 81,338 | 21.6% |
| Jumbo CDs | 32,694 | 8.7% |
| Total Deposits | $376,742 | 100.0% |

| Cost of Total Deposits: | 0.50% |
|---|---|

## Pro Forma(1)



13.2%
19.3%
17.0%
15.5%
35.0%

| Deposits ($000) | | |
|---|---|---|
| Demand Deposits | $784,614 | 19.3% |
| NOW & Other | 632,211 | 15.5% |
| MMDA & Savings | 1,426,941 | 35.0% |
| Retail CDs | 693,067 | 17.0% |
| Jumbo CDs | 537,476 | 13.2% |
| Total Deposits | $4,074,309 | 100.0% |

| Cost of Total Deposits: | 0.28% |
|---|---|

(1) Excludes purchase accounting adjustments
Source: SNL Financial
Note: Data as of December 31, 2013; Delta Trust data is for Delta Trust & Bank

# Credit Due Diligence

- Comprehensive credit due diligence process to review Delta Trust's loan and OREO portfolios
- Experienced loan review team, which has a good understanding of borrowers and local markets
- Excellent cooperation of Delta Trust's management  team
- 84% of loans were reviewed (based on outstandings)
- Total Loan Mark Metrics:
  - 2.4X ALLL
  - 1.8X NPL
  - 4.3% of Total Loans
- 100% of OREO balances were reviewed, with OREO mark of 45% of book value
- The substantially all of the of credits and OREO are within the state of Arkansas
- Improving credit metrics over the last couple of years

# Proven Acquirer and Integrator


1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
First America Savings Bank
December 7, 1990
Financial Centers: 3
First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
Dermott State Bank Bancshares, Inc.
August 1, 1995
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
American Bancshares of Arkansas, Inc.
December 9, 1998
Lincoln Bankshares Inc.
January 19, 1999
NBC Bank Corp
July 9, 1999
First Financial Banc Corporation
July 17, 2000
Financial Centers: 8
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Alliance Bancorporation, Inc.
March 19, 2004
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Southwest Community Bank
May 14, 2010
Security Savings Bank
October 15, 2010
Truman Bank
September 14, 2012
Excel Bank
October 19, 2012
Metropolitan National Bank
November 25, 2013

# Summary

- Pro forma total assets of $4.8 billion
- Enhances competitive position in major markets
- Accretive to earnings per share while retaining strong capital position
- Integration experience and existing local team in the market assures low execution risk
- Strong IRR
- We remain well-positioned for future opportunities

# Pro Forma Footprint



Manhattan
Topeka
Kansas City
Columbia
Jefferson City
Sedalia
Emporia
Hutchinson
McPherson
Springfield
Joplin
Bartlesville
Ponca City
Tulsa
Enid
Stillwater
Edmond
Oklahoma City
Norman
Muskogee
Broken Arrow
Bentonville
Harrison
Mountain Home
Pocahontas
Jonesboro
Batesville
Heber Springs
Russellville
Conway
Memphis
West Memphis
Germantown
Collierville
Hot Springs
Arkadelphia
Pine Bluff
Clarksdale
Texarkana
Camden
El Dorado
Magnolia
Monticello
Greenville
Sherman
Denton
Plano
Paris
Ardmore
Lawton
Duncan
Oxford
Helena
Marianna
Cleveland
Bastrop

SFNC Branches
Delta Branches

Note: SFNC branch network pro forma for announced branch closures

# Simmons First National Corporation

NASDAQ-GS: SFNC

## Acquisition of Delta Trust & Banking Corporation

**March 24, 2014**

DELTA TRUST
Since 1910
Delta Trust & Bank
MEMBER FDIC